EXHIBIT 99.2

NEWS RELEASE
Cleveland-Cliffs Inc. Announces Proposed Offering of $275,000,000 of Convertible Senior Notes due 2025

CLEVELAND - Dec. 4, 2017 - Cleveland-Cliffs Inc. (NYSE: CLF) (“Cliffs” or the “Company”) announced today that it intends to offer to sell, subject to market and other conditions, $275.0 million aggregate principal amount of its convertible senior notes due 2025 (the “Convertible Notes”) (or up to an aggregate of $316.25 million aggregate principal amount of Convertible Notes if the underwriters exercise their over-allotment option in full) in a registered public offering. The Convertible Notes are expected to mature on January 15, 2025, unless earlier repurchased, redeemed or converted. The Convertible Notes will be convertible at the option of the holders in certain circumstances and during certain periods into cash, common shares or a combination thereof, at the Company’s election. The interest rate, conversion rate and other terms of the Convertible Notes will be determined at the time of pricing of the Convertible Notes offering.

The Company intends to use the net proceeds from the offering of the Convertible Notes, along with the net proceeds from its concurrent secured notes offering, to finance a substantial portion of its hot briquetted iron (“HBI”) capital project and for general corporate purposes.

The Convertible Notes offering and the concurrent offering of secured notes are not contingent upon one another.

BofA Merrill Lynch, Goldman Sachs & Co. LLC, Credit Suisse, Deutsche Bank Securities and Jefferies are acting as joint book-running managers for the Convertible Notes offering.
A registration statement relating to these securities has been filed with the Securities and Exchange Commission (the "SEC") and is effective. The Convertible Notes offering will be made only by means of a prospectus supplement and an accompanying prospectus. Copies of the preliminary prospectus supplement and the accompanying prospectus relating to the Convertible Notes offering may be obtained for free by visiting the SEC's website at www.sec.gov. Alternatively, copies may be obtained by contacting BofA Merrill Lynch, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte, NC 28255-0001, Attn: Prospectus Department, Email: dg.prospectus_requests@baml.com or Goldman Sachs & Co. LLC at 200 West Street,

CLEVELAND-CLIFFS INC. 200 PUBLIC SQUARE SUITE 3300 CLEVELAND, OH 44114-2544

New York, NY 10282, Attention: Prospectus Department, via telephone at (866) 471-2526, or by emailing prospectusgroup-ny@ny.email.gs.com.

This news release does not constitute an offer to purchase securities or a solicitation of an offer to sell any securities or an offer to sell or the solicitation of an offer to purchase any securities, nor does it constitute an offer or solicitation in any jurisdiction in which such offer or solicitation is unlawful.

About Cleveland-Cliffs Inc.
Founded in 1847, Cleveland-Cliffs Inc. is the largest and oldest independent iron ore mining company in the United States. We are a major supplier of iron ore pellets to the North American steel industry from our mines and pellet plants located in Michigan and Minnesota. Additionally, we operate an iron ore mining complex in Western Australia. By 2020, Cliffs expects to be the sole producer of hot briquetted iron (HBI) in the Great Lakes region with the development of its first production plant in Toledo, Ohio. Driven by the core values of safety, social, environmental and capital stewardship, our employees endeavor to provide all stakeholders with operating and financial transparency. For more information, visit http://www.clevelandcliffs.com.

Forward-Looking Statements
This release contains statements that constitute "forward-looking statements" within the meaning of the federal securities laws. As a general matter, forward-looking statements relate to anticipated trends and expectations rather than historical matters. Forward-looking statements are subject to uncertainties and factors relating to Cliffs’ operations and business environment that are difficult to predict and may be beyond our control. Such uncertainties and factors may cause actual results to differ materially from those expressed or implied by the forward-looking statements. These statements speak only as of the date of this release, and we undertake no ongoing obligation, other than that imposed by law, to update these statements. Uncertainties and risk factors that could affect Cliffs’ future performance and cause results to differ from the forward-looking statements in this release include, but are not limited to: uncertainty and weaknesses in global economic conditions, including downward pressure on prices caused by oversupply or imported products, the impact of any reduced barriers to trade, the outcomes of recently filed and forthcoming trade cases, reduced market demand and any change to the economic growth rate in China; continued volatility of iron ore and steel prices and other trends, including the supply approach of the major iron ore producers, affecting our financial condition, results of operations or future prospects-specifically, the impact of price-adjustment factors on our sales contracts; our level of indebtedness could limit cash flow available to fund working capital, capital expenditures, acquisitions and other general corporate purposes or ongoing needs of our business; availability of capital and our ability to maintain adequate liquidity; our ability to successfully conclude the Companies' Creditors Arrangement Act (Canada) process in a manner that minimizes cash outflows and associated liabilities; the impact of our customers’ reducing their steel production due to increased market share of steel produced using other methods or lighter-weight steel alternatives; uncertainty relating to restructurings in the steel industry and/or affecting the steel industry; the outcome of any contractual disputes with our customers, joint venture partners or significant energy, material or service providers or any other litigation or arbitration; the ability of our customers and joint venture partners to meet their obligations to us on a timely basis or at all; problems or uncertainties with productivity, tons mined, transportation, mine-closure obligations, environmental liabilities, employee-benefit costs and other risks of the mining industry; our

CLEVELAND-CLIFFS INC. 200 PUBLIC SQUARE SUITE 3300 CLEVELAND, OH 44114-2544

ability to reach agreement with our customers regarding any modifications to sales contract provisions, renewals or new arrangements; our actual levels of capital spending; our ability to successfully diversify our product mix and add new customers beyond our traditional blast furnace clientele; our actual economic iron ore reserves or reductions in current mineral estimates, including whether any mineralized material qualifies as a reserve; our ability to cost-effectively achieve planned production rates or levels, including at our HBI production plant; our ability to successfully identify and consummate any strategic investments or development projects, including our HBI production plant; our ability to obtain the investments necessary for our HBI production plant; changes in sales volume or mix; events or circumstances that could impair or adversely impact the viability of a mine and the carrying value of associated assets, as well as any resulting impairment charges; our ability to maintain appropriate relations with unions and employees; impacts of existing and increasing governmental regulation and related costs and liabilities, including failure to receive or maintain required operating and environmental permits, approvals, modifications or other authorization of, or from, any governmental or regulatory entity and costs related to implementing improvements to ensure compliance with regulatory changes; uncertainties associated with natural disasters, weather conditions, unanticipated geological conditions, supply or price of energy, equipment failures and other unexpected events; adverse changes in currency values, currency exchange rates, interest rates and tax laws; risks related to international operations; the potential existence of significant deficiencies or material weaknesses in our internal control over financial reporting; and our ability to complete our concurrent convertible notes offering on terms that are commercially attractive to us or at all.
For additional factors affecting the business of Cliffs, refer to Part I - Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2016. You are urged to carefully consider these risk factors.
Source: Cleveland-Cliffs Inc.

MEDIA CONTACT: Patricia Persico Director, Corporate Communications (216) 694-5316	INVESTOR CONTACT: Paul Finan Director, Investor Relations (216) 694-6544

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CLEVELAND-CLIFFS INC. 200 PUBLIC SQUARE SUITE 3300 CLEVELAND, OH 44114-2544